UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

DSP GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23006	94-2683643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

408/986-4300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 19, 2004, DSP Group, Inc. (the “Company”) issued a press release, dated October 19, 2004, which is attached and filed herewith as Exhibit 99.1, and incorporated herein by reference. In addition to the disclosure of the Company’s financial results for the quarter ended September 30, 2004, which disclosure was set forth in the Current Report on Form 8-K also filed on the date hereof, the Company provided additional disclosure about the anticipated closing of the acquisition of WiFi technology assets developed by Bermai, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c.	Exhibits

Exhibit No.	Description
99.1	Press Release of DSP Group, Inc., dated October 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: October 19, 2004	By:	/s/ Moshe Zelnik
Moshe Zelnik
Vice President, Finance,
Chief Financial Officer and Secretary

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